Exhibit 10.2

To subscribe for Units including Common Stock and Warrants

to Purchase Shares of Common Stock in the private offering of

PROTEA BIOSCIENCES GROUP, INC.

1.	Date and Fill in the number of units (the “Units”), with each Unit consisting of (a) 400,000 shares of common stock, par value $0.0001 per share, of the Company (“Common Stock”) at a purchase price of $0.25 per share, and (b) a warrant to purchase 200,000 shares of Common Stock at an exercise price of $0.375 per share for a period of three (3) years following the Final Closing Date (as such term is defined in the Warrant) (the “Warrant”) being subscribed for and Complete and Sign the Signature Page included in this Subscription Agreement.

2.	Initial the Accredited Investor Certification attached to this Subscription Agreement.

3.	Complete and Sign the Signature Page attached to this Subscription Agreement. NOTICE: Please note that by executing the attached Subscription Agreement, you will be deemed to have executed the Unit Purchase Agreement (Exhibit B to this Subscription Agreement), the Warrant (Exhibit B to the Unit Purchase Agreement), and the Registration Rights Agreement (Exhibit F to the Unit Purchase Agreement) (this Subscription Agreement, together with the Memorandum, the Unit Purchase Agreement, the Registration Rights Agreement, and the Warrant are collectively referred to herein as the “Transaction Documents”), each of which are attached to the Memorandum, and will be treated for all purposes as if you did sign each such Transaction Document even though you may not have physically signed the signature pages to such documents.

4.	Complete and Return the attached Investor Questionnaire and, if applicable, Wire Transfer Authorization attached to this Subscription Agreement.

5.	Return all forms to your Account Executive and then send all signed original documents with a check (if applicable) to:

Laidlaw & Company (UK) Ltd.

546 Fifth Avenue, 5th Floor

New York, NY 10036

6.	Please make your subscription payment payable to the order of “Signature Bank, as Escrow Agent for Protea Biosciences Group, Inc.” Account No. 1502614645.

For wiring funds directly to the escrow account, use the following instructions:

Signature Bank
261 Madison Avenue
New York, NY 10016
Acct. Name:	Signature Bank as Escrow Agent for
Protea Biosciences Group, Inc.
ABA Number:	026013576
SWIFT Code:	SIGNUS33
A/C Number:	1502614645

FBO:	Purchaser Name
Social Security Number
Address

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ALL SUBSCRIPTION DOCUMENTS MUST BE FILLED IN AND SIGNED EXACTLY AS SET FORTH WITHIN.

SUBSCRIPTION AGREEMENT

FOR

PROTEA BIOSCIENCES GROUP, INC.

Dated: _________________, 2015

Protea Biosciences Group, Inc.

c/o Laidlaw & Company (UK) Ltd.

546 Fifth Avenue, 5th Floor

New York, NY 10036

Ladies and Gentlemen:

1.      Subscription. The undersigned (the “Purchaser”) will purchase the number of units (“Units”) of securities of Protea Biosciences Group, Inc., a Delaware corporation (the “Company”), set forth on the signature page to this Subscription Agreement, at a purchase price of $100,000 per Unit, with each Unit consisting of (a) 400,000 shares of common stock, par value $0.0001 per share, of the Company (“Common Stock”), and (b) a warrant to purchase 200,000 shares of Common Stock at an exercise price of $0.375 per share for a period of three (3) years following the Final Closing Date (as such term is defined in the Warrant) (the “Warrant”). The shares of Common Stock underlying the Warrant may hereinafter be referred to as the “Warrant Shares”). The Units are being offered (the “Offering”) by the Company pursuant to the offering terms set forth in the Company’s Confidential Private Placement Memorandum, dated as of August 4, 2015, as may be amended and/or supplemented, from time to time (collectively, the “Memorandum”).

The Units are being offered on a “reasonable efforts, all or none” basis with respect to the minimum of $100,000 (the “Minimum Offering Amount”), which shall be exclusive of the Exercise Amount (defined below) and thereafter on a “reasonable efforts” basis up to the maximum of $4,000,000 (the “Maximum Offering Amount”); provided that the Company and Laidlaw & Company (UK) Ltd. (“Laidlaw” or the “Placement Agent”) may increase the Maximum Offering to as much as 45 Units or up to $4,500,000 to cover over-allotments in subscriptions on the same terms and conditions as otherwise set forth in the Transaction Documents (the “Overallotment Amount”). The Maximum Offering Amount and the Overallotment Amount shall not include up to an additional $3,375,000 (the “Exercise Amount”) that may be paid to the Company upon full exercise of all Warrants included in the Units sold in the Offering upon the Initial Closing of the Offering and/or such other investors as the Company and the Placement Agent may mutually agree upon (collectively, the “Additional Investors”).

The Initial Closing (as defined herein) of this Offering shall be subject to subscriptions being received from qualified investors and accepted by the Company. Upon acceptance by the Company after the date hereof of subscriptions for the Minimum Offering Amount, the Placement Agent and the Company shall have the right at any time thereafter, prior to the Termination Date (as defined below), to effect an initial closing with respect to this Offering (the “Initial Closing”). Thereafter, the Placement Agent and the Company shall continue to accept, and continue to have closings (together with the Initial Closing, each a “Closing”) for, additional subscriptions for Securities from investors from time to time.

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The Units will be offered for a period (the “Initial Offering Period”) commencing on the date of the Memorandum and continue until the earliest of (i) August 31, 2015 (the “Minimum Offering Amount Deadline”), (ii) the date upon which subscriptions for the Maximum Offering offered hereunder have been accepted, or (iii) the date upon which the Company elects to terminate the Offering (the “Termination Date”), subject to the right of the Company and the Placement Agent to extend the Offering until as late as October 31, 2015 (the “Final Termination Date”), without further notice to or consent by investors, if the Minimum Offering Amount has not be subscribed by the Minimum Offering Amount Deadline. This additional period, together with the Initial Offering Period, shall be referred to herein as the “Offering Period.”

The minimum investment amount that may be purchased by an investor is one Unit at a price of $100,000 (the “Investor Minimum Investment”); provided however, the Company and the Placement Agent, in their mutual discretion, may accept an investor subscription for an amount less than the Investor Minimum Investment. The subscription for the Units will be made in accordance with and subject to the terms and conditions of this Subscription Agreement and the Memorandum.

All subscription funds will be held in a non-interest bearing escrow account in the Company’s name at Signature Bank (the “Escrow Agent”), 261 Madison Avenue, New York, New York 10016, or with such other escrow agent as may be appointed by Laidlaw and the Company (the “Escrow Account”).

In the event that (i) subscriptions for the Offering are rejected in whole (at the sole discretion of the Company), (ii) the Minimum Offering Amount has not been subscribed for prior to September 30, 2015, or, if extended, prior to October 31, 2015, or (iii) the Offering is otherwise terminated by the Company or the Placement Agent prior to the expiration of the Initial Offering Period or, if extended, prior to the Final Termination Date, then the Escrow Agent will refund all subscription funds held in the Escrow Account to the persons who submitted such funds, without interest, penalty or deduction. If a subscription is rejected in part (at the sole discretion of the Company or Laidlaw) and the Company accepts the portion not so rejected, the funds for the rejected portion of such subscription will be returned without interest, penalty, expense or deduction.

Laidlaw and the Company each reserves the right (but is not obligated) to have its employees, agents, officers, directors and affiliates of Laidlaw or the Company to purchase Units in the Offering and all such purchases will be counted towards the Minimum Offering Amount and the Maximum Offering Amount.

The terms of the Offering are more completely described in the Memorandum and such terms are incorporated herein in their entirety. Certain capitalized terms used, but not otherwise defined herein, will have the respective meanings provided in the Memorandum.

2.           Payment. The Purchaser encloses herewith a check payable to, or will immediately make a wire transfer payment to, “Signature Bank, as Escrow Agent for Protea Biosciences Group, Inc.,” in the full amount of the purchase price of the Units being subscribed for. Together with the check for, or wire transfer of, the full purchase price, the Purchaser is delivering a completed and executed Signature Page to this Subscription Agreement along with a completed and executed Investor Questionnaire, which is attached hereto as Exhibit A. By executing this Subscription Agreement (this “Subscription Agreement”), you will also be deemed to have executed each of the Unit Purchase Agreement in the form of Exhibit B to this Subscription Agreement, the Warrant in the form Exhibit B to the Unit Purchase Agreement and the Registration Rights Agreement in the form of Exhibit F to the Unit Purchase Agreement (this Subscription Agreement, together with the Memorandum, the Unit Purchase Agreement, the Registration Rights Agreement, and the Warrant are collectively referred to herein as collectively the “Transaction Documents”), and will be bound by the respective terms of each of them.

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3.            Deposit of Funds. All payments made as provided in Section 2 hereof will be deposited by the Purchaser as soon as practicable with the Escrow Agent, or such other escrow agent appointed by Laidlaw and the Company, in the Escrow Account. In the event that the Company does not effect a Closing during the Offering Period, the Escrow Agent will refund all subscription funds, without deduction and/or interest accrued thereon, and will return the subscription documents to each Purchaser. If the Company or Laidlaw rejects a subscription, either in whole or in part (at the sole discretion of the Company or Laidlaw), the rejected subscription funds or the rejected portion thereof will be returned promptly to such Purchaser without interest, penalty, expense or deduction.

4.            Acceptance of Subscription. The Purchaser understands and agrees that the Company or Laidlaw, each in its sole discretion, reserves the right to accept this or any other subscription for the Units, in whole or in part, notwithstanding prior receipt by the Purchaser of notice of acceptance of this or any other subscription. The Company will have no obligation hereunder until the Company executes an executed copy of the Subscription Agreement. If Purchaser’s subscription is rejected in whole (at the sole discretion of the Company or Laidlaw), the Offering is terminated or the Minimum Offering Amount is not subscribed for and accepted prior to the expiration of the Initial Offering Period or, if extended, prior to the Final Termination Date, all funds received from the Purchaser will be returned without interest, penalty, expense or deduction, and this Subscription Agreement will thereafter be of no further force or effect. If Purchaser’s subscription is rejected in part (at the sole discretion of the Company or Laidlaw) and the Company accepts the portion not so rejected, the funds for the rejected portion of such subscription will be returned without interest, penalty, expense or deduction, and this Subscription Agreement will continue in full force and effect to the extent such subscription was accepted. The Purchaser may revoke its subscription and obtain a return of the subscription amount paid to the Escrow Account at any time before the date of the Initial Closing. The Purchaser may not revoke this subscription or obtain a return of the subscription amount paid to the Escrow Agent on or after the date of the Initial Closing. Any subscription received after the Initial Closing but prior to the Termination Date shall be irrevocable.

5.            Representations and Warranties of the Purchaser. The Purchaser hereby acknowledges, represents, warrants, and agrees as follows:

(a)            None of the Common Stock, the Warrants, the Conversion Shares, or the Warrant Shares (collectively referred to hereafter as the “Securities”) are registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. The Purchaser understands that the offering and sale of the Securities is intended to be exempt from registration under the Securities Act, by virtue of Section 4(a)(2) thereof and the provisions of Regulation D promulgated thereunder, based, in part, upon the representations, warranties and agreements of the Purchaser contained in this Subscription Agreement and the Unit Purchase Agreement;

(b)            The Purchaser and the Purchaser’s attorney, accountant, purchaser representative and/or tax advisor, if any (collectively, “Advisors”), have received and have carefully reviewed the Memorandum, this Subscription Agreement, and each of the Transaction Documents and all other documents requested by the Purchaser or its Advisors, if any, and understand the information contained therein, prior to the execution of this Subscription Agreement;

(c)            Neither the Securities and Exchange Commission (the “Commission”) nor any state securities commission has approved or disapproved of the Securities or passed upon or endorsed the merits of the Offering or confirmed the accuracy or determined the adequacy of the Memorandum. The Memorandum has not been reviewed by any Federal, state or other regulatory authority. Any representation to the contrary may be a criminal offense;

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(d)            All documents, records, and books pertaining to the investment in the Securities including, but not limited to, all information regarding the Company and the Securities, have been made available for inspection and reviewed by the Purchaser and its Advisors, if any;

(e)            The Purchaser and its Advisors, if any, have had a reasonable opportunity to ask questions of and receive answers from the Company’s officers and any other persons authorized by the Company to answer such questions, concerning, among other related matters, the Offering, the Securities, the Transaction Documents and the business, financial condition, results of operations and prospects of the Company and all such questions have been answered by the Company to the full satisfaction of the Purchaser and its Advisors, if any;

(f)            In evaluating the suitability of an investment in the Company, the Purchaser has not relied upon any representation or other information (oral or written) other than as stated in the Memorandum;

(g)           The Purchaser is unaware of, is in no way relying on, and did not become aware of the offering of the Securities through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or over the Internet, in connection with the offering and sale of the Securities and is not subscribing for the Securities and did not become aware of the Offering through or as a result of any seminar or meeting to which the Purchaser was invited by, or any solicitation of a subscription by, a person not previously known to the Purchaser in connection with investments in securities generally;

(h)           The Purchaser has taken no action which would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to this Subscription Agreement or the transactions contemplated hereby (other than fees to be paid by the Company to Laidlaw, as described in the Memorandum);

(i)            The Purchaser, either alone or together with its Advisors, if any, has such knowledge and experience in financial, tax, and business matters, and, in particular, investments in securities, so as to enable it to utilize the information made available to it in connection with the Offering to evaluate the merits and risks of an investment in the Securities and the Company and to make an informed investment decision with respect thereto;

(j)            The Purchaser is not relying on the Company, Laidlaw or any of their respective employees or agents with respect to the legal, tax, economic and related considerations of an investment in any of the Securities and the Purchaser has relied on the advice of, or has consulted with, only its own Advisors;

(k)           The Purchaser is acquiring the Securities solely for such Purchaser’s own account for investment and not with a view to resale or distribution thereof, in whole or in part. The Purchaser has no agreement or arrangement, formal or informal, with any person to sell or transfer all or any part of any of the Securities and the Purchaser has no plans to enter into any such agreement or arrangement;

(l)           The Purchaser understands and agrees that purchase of the Securities is a high risk investment and the Purchaser is able to afford an investment in a speculative venture having the risks and objectives of the Company. The Purchaser must bear the substantial economic risks of the investment in the Securities indefinitely because none of the Securities may be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available. Legends will be placed on the certificates representing the Common Stock, the Warrants and the shares of Common Stock issuable upon exercise of the Warrants to the effect that such securities have not been registered under the Securities Act or applicable state securities laws and appropriate notations thereof will be made in the Company’s books;

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(m)           The Purchaser has adequate means of providing for such Purchaser’s current financial needs and foreseeable contingencies and has no need for liquidity from its investment in the Securities for an indefinite period of time;

(n)            The Purchaser is aware that an investment in the Securities involves a number of very significant risks and has carefully read and considered the matters set forth in the Memorandum and, in particular, the matters under the caption “Risk Factors” therein and understands any of such risk may materially adversely affect the Company’s operations and future prospects;

(o)           At the time such Purchaser was offered the Securities, it was, and as of the date hereof it is, and on each date on which it exercises any Warrants, it will be an“accredited investor” within the meaning of Regulation D, Rule 501(a), promulgated by the Securities and Exchange Commission under the Securities Act and has truthfully and accurately completed the Investor Questionnaire attached as Exhibit A to this Subscription Agreement and will submit to the Company such further assurances of such status as may be reasonably requested by the Company;

(p)            The Purchaser: (i) if a natural person, represents that the Purchaser has reached the age of 21 and has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof; (ii) if a corporation, partnership, or limited liability company, or association, joint stock company, trust, unincorporated organization or other entity, represents that such entity was not formed for the specific purpose of acquiring the Securities, such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the Securities, the execution and delivery of this Subscription Agreement has been duly authorized by all necessary action, this Subscription Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; or (iii) if executing this Subscription Agreement in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Subscription Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or limited liability company or partnership, or other entity for whom the Purchaser is executing this Subscription Agreement, and such individual, partnership, ward, trust, estate, corporation, or limited liability company or partnership, or other entity has full right and power to perform pursuant to this Subscription Agreement and make an investment in the Company, and represents that this Subscription Agreement constitutes a legal, valid and binding obligation of such entity. The execution and delivery of this Subscription Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Purchaser is a party or by which it is bound;

(q)            The Purchaser and its Advisors, if any, have had the opportunity to obtain any additional information, to the extent the Company had such information in its possession or could acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information contained in the Memorandum including, but not limited to, the terms and conditions of the Securities as set forth therein and the Transaction Documents and all other related documents, received or reviewed in connection with the purchase of the Securities and have had the opportunity to have representatives of the Company provide them with such additional information regarding the terms and conditions of this particular investment and the financial condition, results of operations, business and prospects of the Company deemed relevant by the Purchaser or its Advisors, if any, and all such requested information, to the extent the Company had such information in its possession or could acquire it without unreasonable effort or expense, has been provided by the Company in writing to the full satisfaction of the Purchaser and its Advisors, if any;

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(r)            The Purchaser represents to the Company that any information which the undersigned has heretofore furnished or is furnishing herewith to the Company is complete and accurate and may be relied upon by the Company in determining the availability of an exemption from registration under Federal and state securities laws in connection with the offering of securities as described in the Memorandum;

(s)           The Purchaser has significant prior investment experience, including investment in non-listed and unregistered securities. The Purchaser has a sufficient net worth to sustain a loss of its entire investment in the Company in the event such a loss should occur. The Purchaser’s overall commitment to investments which are not readily marketable is not excessive in view of the Purchaser’s net worth and financial circumstances and the purchase of the Securities will not cause such commitment to become excessive. This investment is a suitable one for the Purchaser;

(t)            The Purchaser is satisfied that it has received adequate information with respect to all matters which it or its Advisors, if any, consider material to its decision to make this investment;

(u)           The Purchaser acknowledges that any and all estimates or forward-looking statements or projections included in the Memorandum were prepared by the Company in good faith, but that the attainment of any such projections, estimates or forward-looking statements cannot be guaranteed, will not be updated by the Company and should not be relied upon;

(v)           No oral or written representations have been made, or oral or written information furnished, to the Purchaser or its Advisors, if any, in connection with the offering of the Securities which are in any way inconsistent with the information contained in the Memorandum;

(w)          Within five (5) days after receipt of a request from the Company, the Purchaser will provide such information and deliver such documents as may reasonably be necessary to comply with any and all laws and ordinances to which the Company is subject;

(x)           THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR THE SECURITIES LAWS OF CERTAIN STATES AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL;

(y)           In making an investment decision, investors must rely on their own examination of Company and the terms of the Offering, including the merits and risks involved. Investors should be aware that they will be required to bear the financial risks of this investment for an indefinite period of time;

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(z)            (For ERISA plans only) The fiduciary of the ERISA plan (the “Plan”) represents that such fiduciary has been informed of and understands the Company’s investment objectives, policies and strategies, and that the decision to invest “plan assets” (as such term is defined in ERISA) in the Company is consistent with the provisions of ERISA that require diversification of plan assets and impose other fiduciary responsibilities. The Purchaser or Plan fiduciary (a) is responsible for the decision to invest in the Company; (b) is independent of the Company and any of its affiliates; (c) is qualified to make such investment decision; and (d) in making such decision, the Purchaser or Plan fiduciary has not relied on any advice or recommendation of the Company or any of its affiliates; and

(aa)            The Purchaser has read in its entirety the Memorandum and all exhibits thereto, including, but not limited to, all information relating to the Company, and the Securities, and understands fully to its full satisfaction all information included in the Memorandum including, but not limited to, the Section entitled “Risk Factors”.

(bb)            The Purchaser represents that (i) the Purchaser was contacted regarding the sale of the Securities by the Company or the Placement Agent (or another person whom the Purchaser believed to be an authorized agent or representative thereof) with whom the Purchaser had a prior substantial pre-existing relationship and (ii) it did not learn of the offering of the Securities by means of any form of general solicitation or general advertising, and in connection therewith, the Purchaser did not (A) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit, or generally available; or (B) attend any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising;

(cc)            The Purchaser consents to the placement of a legend on any certificate or other document evidencing the Securities and, when issued, the Warrant Shares, that such securities have not been registered under the Securities Act or any state securities or “blue sky” laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement. The Purchaser is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of such Securities. The legend to be placed on each certificate shall be in form substantially similar to the following:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR ANY STATE SECURITIES OR “BLUE SKY LAWS,” AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

(dd)            The Purchaser acknowledges that if he or she is a Registered Representative of a Financial Industry Regulatory Authority (“FINRA”) member firm, he or she must give such firm the notice required by the FINRA’s Rules of Fair Practice, receipt of which must be acknowledged by such firm prior to an investment in the Securities.

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(ee)            To effectuate the terms and provisions hereof, the Purchaser hereby appoints the Placement Agent as its attorney-in-fact (and the Placement Agent hereby accepts such appointment) for the purpose of carrying out the provisions of the Escrow Agreement by and between the Company, the Placement Agent and Signature Bank (the “Escrow Agreement”) including, without limitation, taking any action on behalf of, or at the instruction of, the Purchaser and executing any release notices required under the Escrow Agreement and taking any action and executing any instrument that the Placement Agent may deem necessary or advisable (and lawful) to accomplish the purposes hereof. All acts done under the foregoing authorization are hereby ratified and approved and neither the Placement Agent nor any designee nor agent thereof shall be liable for any acts of commission or omission, for any error of judgment, for any mistake of fact or law except for acts of gross negligence or willful misconduct. This power of attorney, being coupled with an interest, is irrevocable while the Escrow Agreement remains in effect.

(ff)            The Purchaser agrees not to issue any public statement with respect to the Offering, Purchaser’s investment or proposed investment in the Company or the terms of any agreement or covenant between them and the Company without the Company’s prior written consent, except such disclosures as may be required under applicable law.

(gg)          The Purchaser understands, acknowledges and agrees with the Company that this subscription may be rejected, in whole or in part, by the Company, in the sole and absolute discretion of the Company, at any time before any Closing notwithstanding prior receipt by the Purchaser of notice of acceptance of the Purchaser’s subscription.

(hh)          The Purchaser acknowledges that the information contained in the Transaction Documents or otherwise made available to the Purchaser is confidential and non-public and agrees that all such information shall be kept in confidence by the Purchaser and neither used by the Purchaser for the Purchaser’s personal benefit (other than in connection with this subscription) nor disclosed to any third party for any reason, notwithstanding that a Purchaser’s subscription may not be accepted by the Company; provided, however, that (a) the Purchaser may disclose such information to its affiliates and advisors who may have a need for such information in connection with providing advice to the Purchaser with respect to its investment in the Company so long as such affiliates and advisors have an obligation of confidentiality, and (b) this obligation shall not apply to any such information that (i) is part of the public knowledge or literature and readily accessible at the date hereof, (ii) becomes part of the public knowledge or literature and readily accessible by publication (except as a result of a breach of this provision) or (iii) is received from third parties without an obligation of confidentiality (except third parties who disclose such information in violation of any confidentiality agreements or obligations, including, without limitation, any subscription or other similar agreement entered into with the Company).

6.           Representations and Warranties of the Company. The representations and warranties contained in Section 3 of the Unit Pruchase Agreement to be entered into between the Company and the Purchasers are incorporated herein by refence and are deemed to be made under this Subscription Agreement.

7.           Indemnification. The Purchaser agrees to indemnify and hold harmless the Company, Laidlaw and each of their respective officers, directors, managers, employees, agents, attorneys, control persons and affiliates from and against all losses, liabilities, claims, damages, costs, fees and expenses whatsoever (including, but not limited to, any and all expenses incurred in investigating, preparing or defending against any litigation commenced or threatened) based upon or arising out of any actual or alleged false acknowledgment, representation or warranty, or misrepresentation or omission to state a material fact, or breach by the Purchaser of any covenant or agreement made by the Purchaser herein or in any other document delivered in connection with this Subscription Agreement.

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8.            Binding Effect. This Subscription Agreement will survive the death or disability of the Purchaser and will be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives, and permitted assigns. If the Purchaser is more than one person, the obligations of the Purchaser hereunder will be joint and several and the agreements, representations, warranties and acknowledgments herein will be deemed to be made by and be binding upon each such person and such person’s heirs, executors, administrators, successors, legal representatives and permitted assigns.

9.            Modification. This Subscription Agreement will not be modified or waived except by an instrument in writing signed by the party against whom any such modification or waiver is sought.

10.          Notices. Any notice or other communication required or permitted to be given hereunder will be in writing and will be mailed by certified mail, return receipt requested, or delivered by reputable overnight courier such as FedEx against receipt to the party to whom it is to be given (a) if to the Company, at the address set forth in the Unit Purchase Agreement or (b) if to the Purchaser, at the address set forth on the signature page hereof (or, in either case, to such other address as the party will have furnished in writing in accordance with the provisions of this Section 10). Any notice or other communication given by certified mail will be deemed given at the time of certification thereof, except for a notice changing a party’s address which will be deemed given at the time of receipt thereof. Any notice or other communication given by overnight courier will be deemed given at the time of delivery.

11.          Assignability. This Subscription Agreement and the rights, interests and obligations hereunder are not transferable or assignable by the Purchaser and the transfer or assignment of any of the Securities will be made only in accordance with all applicable laws.

12.          Applicable Law. This Subscription Agreement will be governed by and construed under the laws of the State of New York as applied to agreements among New York residents entered into and to be performed entirely within New York. The parties hereto (1) agree that any legal suit, action or proceeding arising out of or relating to this Subscription Agreement will be instituted exclusively in New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, (2) waive any objection which the parties may have now or hereafter to the venue of any such suit, action or proceeding, and (3) irrevocably consent to the jurisdiction of the New York State Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding. Each of the parties hereto further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York and agrees that service of process upon it mailed by certified mail to its address will be deemed in every respect effective service of process upon it, in any such suit, action or proceeding. THE PARTIES HERETO AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS SUBSCRIPTION AGREEMENT OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY.

13.          Blue Sky Qualification. The purchase of Securities pursuant to this Subscription Agreement is expressly conditioned upon the exemption from qualification of the offer and sale of the Securities from applicable federal and state securities laws.

14.          Use of Pronouns. All pronouns and any variations thereof used herein will be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require.

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15.          Confidentiality. The Purchaser acknowledges and agrees that any information or data the Purchaser has acquired from or about the Company not otherwise properly in the public domain, was received in confidence. The Purchaser agrees not to divulge, communicate or disclose, except as may be required by law or for the performance of this Subscription Agreement, or use to the detriment of the Company or for the benefit of any other person or persons, or misuse in any way, any confidential information of the Company, including any trade or business secrets of the Company and any business materials that are treated by the Company as confidential or proprietary, including, without limitation, confidential information obtained by or given to the Company about or belonging to third parties.

16.          Miscellaneous.

(a)            This Subscription Agreement, together with the other Transaction Documents, constitute the entire agreement between the Purchaser and the Company with respect to the subject matter hereof and supersede all prior oral or written agreements and understandings, if any, relating to the subject matter hereof. The terms and provisions of this Subscription Agreement may be waived, or consent for the departure therefrom granted, only by a written document executed by the party entitled to the benefits of such terms or provisions.

(b)            Each of the Purchaser’s and the Company’s representations and warranties made in this Subscription Agreement will survive the execution and delivery hereof and delivery of the Securities.

(c)            Each of the parties hereto will pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Subscription Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

(d)            This Subscription Agreement may be executed in one or more counterparts each of which will be deemed an original, but all of which will together constitute one and the same instrument.

(e)            Each provision of this Subscription Agreement will be considered separable and, if for any reason any provision or provisions hereof are determined to be invalid or contrary to applicable law, such invalidity or illegality will not impair the operation of or affect the remaining portions of this Subscription Agreement.

(f)            Paragraph titles are for descriptive purposes only and will not control or alter the meaning of this Subscription Agreement as set forth in the text.

17.          Signature Page. It is hereby agreed by the parties hereto that the execution by the Purchaser of this Subscription Agreement, in the place set forth hereinbelow, will be deemed and constitute the agreement by the Purchaser to be bound by all of the terms and conditions hereof as well as by the Unit Purchase Agreement and each of the other Transaction Documents, and will be deemed and constitute the execution by the Purchaser of all such Transaction Documents without requiring the Purchaser’s separate signature on any of such Transaction Documents.

[Remainder of page intentionally left blank.]

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ANTI-MONEY LAUNDERING REQUIREMENTS

The USA PATRIOT Act	What is money laundering?	How big is the problem and why is it important?

The USA PATRIOT Act is designed to detect, deter, and punish terrorists in the United States and abroad. The Act imposes new anti-money laundering requirements on brokerage firms and financial institutions. Since April 24, 2002 all brokerage firms have been required to have new, comprehensive anti-money laundering programs. To help you understand these efforts, we want to provide you with some information about money laundering and our steps to implement the USA PATRIOT Act.	Money laundering is the process of disguising illegally obtained money so that the funds appear to come from legitimate sources or activities. Money laundering occurs in connection with a wide variety of crimes, including illegal arms sales, drug trafficking, robbery, fraud, racketeering, and terrorism.	The use of the U.S. financial system by criminals to facilitate terrorism or other crimes could well taint our financial markets. According to the U.S. State Department, one recent estimate puts the amount of worldwide money laundering activity at $1 trillion a year.

What are we required to do to eliminate money laundering?

Under new rules required by the USA PATRIOT Act, our anti-money laundering program must designate a special compliance officer, set up employee training, conduct independent audits, and establish policies and procedures to detect and report suspicious transaction and ensure compliance with the new laws.	As part of our required program, we may ask you to provide various identification documents or other information. Until you provide the information or documents we need, we may not be able to effect any transactions for you.

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PROTEA BIOSCIENCES GROUP, INC.

SIGNATURE PAGE TO

SUBSCRIPTION AGREEMENT

Purchaser hereby elects to purchase a total of $_________________, representing ________ ______Unit(s), each Unit consisting of (i) 400,000 shares of Common Stock and (ii) a Warrant to purchase 200,000 shares of Common Stock, at a purchase price of $100,000 per Unit (NOTE: to be completed by the Purchaser).

Date (NOTE: To be completed by the Purchaser): __________________, 2015

If the Purchaser is an INDIVIDUAL, and if purchased as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY:

Print Name(s)	Social Security Number(s)

Print Name(s)	Social Security Number(s)

Signature(s) of Purchaser(s)	Signature

Address:

Date

If the Purchaser is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY or TRUST:

Federal Taxpayer
Name of Partnership,	Identification Number
Corporation, Limited
Liability Company or Trust

By:
Name:	State of Organization
Title:

Address:

Date

AGREED AND ACCEPTED:

PROTEA BIOSCIENCES GROUP, INC.

By:
	Name:	Date
Title:

Exhibit A

FORM OF INVESTOR QUESTIONNAIRE

PROTEA BIOSCIENCES GROUP, INC.

For Individual Investors Only

(All individual investors must INITIAL where appropriate. Where there are joint investors both parties must INITIAL):

Initial _______	I certify that I have a “net worth” of at least $1 million either individually or through aggregating my individual holdings and those in which I have a joint, community property or other similar shared ownership interest with my spouse. For purposes of calculating net worth under this paragraph, (i) the primary residence shall not be included as an asset, (ii) to the extent that the indebtedness that is secured by the primary residence is in excess of the fair market value of the primary residence, the excess amount shall be included as a liability, and (iii) if the amount of outstanding indebtedness that is secured by the primary residence exceeds the amount outstanding 60 days prior to the execution of this Subscription Agreement, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability.

Initial _______	I certify that I have had an annual gross income for the past two years of at least $200,000 (or $300,000 jointly with my spouse) and expect my income (or joint income, as appropriate) to reach the same level in the current year.

For Non-Individual Investors

(all Non-Individual Investors must INITIAL where appropriate):

Initial _______	The undersigned certifies that it is a partnership, corporation, limited liability company or business trust that is 100% owned by persons who meet either of the criteria for Individual Investors, above.

Initial _______	The undersigned certifies that it is a partnership, corporation, limited liability company or business trust that has total assets of at least $5 million and was not formed for the purpose of investing in Company.

Initial _______	The undersigned certifies that it is an employee benefit plan whose investment decision is made by a plan fiduciary (as defined in ERISA §3(21)) that is a bank, savings and loan association, insurance company or registered investment adviser.

Initial _______	The undersigned certifies that it is an employee benefit plan whose total assets exceed $5,000,000 as of the date of the Subscription Agreement.

Initial _______	The undersigned certifies that it is a self-directed employee benefit plan whose investment decisions are made solely by persons who meet either of the criteria for Individual Investors, above.

Initial _______	The undersigned certifies that it is a U.S. bank, U.S. savings and loan association or other similar U.S. institution acting in its individual or fiduciary capacity.

Initial _______	The undersigned certifies that it is a broker-dealer registered pursuant to §15 of the Securities Exchange Act of 1934.

Initial _______	The undersigned certifies that it is an organization described in §501(c)(3) of the Internal Revenue Code with total assets exceeding $5,000,000 and not formed for the specific purpose of investing in Company.

Initial _______	The undersigned certifies that it is a trust with total assets of at least $5,000,000, not formed for the specific purpose of investing in Company, and whose purchase is directed by a person with such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment.

Initial _______	The undersigned certifies that it is a plan established and maintained by a state or its political subdivisions, or any agency or instrumentality thereof, for the benefit of its employees, and which has total assets in excess of $5,000,000.

Initial _______	The undersigned certifies that it is an insurance company as defined in §2(a)(13) of the Securities Act of 1933, as amended, or a registered investment company.

PROTEA BIOSCIENCES GROUP, INC.

Investor Questionnaire

(Must be completed by Purchaser)

Section A - Individual Purchaser Information

Purchaser Name(s):

Individual executing Profile or Trustee:

Social Security Numbers / Federal I.D. Number:

Date of Birth: _________________ Marital Status: _________________

Joint Party Date of Birth:_________________

Investment Experience (Years): ___________

Annual Income: _________________

Liquid Net Worth:_____________

Net Worth: ________________

Investment Objectives (circle one or more):	Long Term Capital Appreciation, Short Term Trading, Income, Safety of Principal, Tax Exempt Income or other

Home Street Address:

Home City, State & Zip Code:

Home Phone: ________________________ Home Fax: _____________________

Home Email: _______________________________

Employer:

Employer Street Address:

Employer City, State & Zip Code:

Bus. Phone: __________________________ Bus. Fax: _______________________

Bus. Email: ________________________________

Type of Business:

LAIDLAW Account Executive / Outside Broker/Dealer:

Please check if you are a FINRA member or affiliate of a FINRA member firm: _______

Section B – Entity Purchaser Information

Purchaser Name(s):

Authorized Individual executing Profile or Trustee:

Social Security Numbers / Federal I.D. Number:

Investment Experience (Years): ___________

Annual Income: _______________

Net Worth: ________________

Was the Trust formed for the specific purpose of purchasing the Units?

☐ Yes ☐ No

Principal Purpose (Trust)____________________________________________________

Type of Business:

Investment Objectives (circle one or more):	Long Term Capital Appreciation, Short Term Trading, Income, Safety of Principal, Tax Exempt Income or other

Street Address:

City, State & Zip Code:

Phone: ________________________ Fax: ________________________

Email: __________________________

Laidlaw Account Executive / Outside Broker/Dealer:

Section C – Form of Payment – Check or Wire Transfer

____	Check payable to “SIGNATURE BANK, AS ESCROW AGENT FOR PROTEA BIOSCIENCES GROUP, INC.

____	Wire funds from my outside account according to the “To subscribe for Units of Common Stock and Warrants to Purchase Shares of Common Stock in the private offering of PROTEA BIOSCIENCES GROUP, INC.”

____	Wire funds from my LAIDLAW Account – See following page

____	The funds for this investment are rolled over, tax deferred from ____________________ within the Allowed 60-day window

Section D – Purchaser Instructions for Payments of any Dividends

☐	Please make any dividend and any other payment checks pursuant to the Units to “Sterne Agee & Leach Inc. c/f ____________________[Insert Client Name]” and deliver such checks to Laidlaw so that they may deposit them into my Laidlaw brokerage account

☐	Please make out any dividend and any other payment checks pursuant to the Units in the registered name of the Purchaser set forth in the signature page to the Subscription Agreement for the Units and mail such checks to me at the address specified in such signature page.

Section E – Securities Delivery Instructions (check one)

____	Please deliver my securities to Laidlaw for deposit into my brokerage account.

____	Please deliver my securities to the address listed in the above Investor Questionnaire.

____	Please deliver my securities to the below address:

Purchaser Signature(s) _______________________________________        Date_______________

Wire Transfer Authorization

TO:	OPERATIONS MANAGER
LAIDLAW & CO. (UK) LTD.

RE:	Client Wire Transfer Authorization
PROTEA BIOSCIENCES GROUP, INC.

DATE:	________________

This memorandum authorizes the transfer of the following listed funds from my LAIDLAW Brokerage Account as follows:

LAIDLAW Brokerage Account #	______________________

Wire Amount	$______________________

SIGNATURE BANK

261 Madison Avenue

New York, NY 10016

ABA Number: 026013576

For Credit to Signature Bank, as Escrow Agent for

Protea Biosciences Group, Inc.

Account No.: 1502614645

REFERENCE:

PURCHASER'S LEGAL NAME

TAX ID NUMBER

PURCHASER'S ADDRESS

FBO:

Signature:

Signature:
(Joint Signature)

Exhibit B

Form of Unit Purchase Agreement